UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2013

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07, at our 2013 Annual Meeting of Stockholders (the “Annual Meeting”) our stockholders approved an amendment to our 2006 Equity Incentive Plan and our 1999 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance under such plans by 4,000,000 and 2,300,000 shares, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 11, 2013, we held our Annual Meeting at which our stockholders (i) elected Ernst-Günter Afting, Kenneth F. Buechler, John A. Fazio, Harry F. Hixson, Jr., Myla Lai-Goldman, Richard A. Lerner, Ronald M. Lindsay, David Pendarvis and Charles P. Slacik as directors to hold office until our annual meeting of stockholders in 2014, (ii) approved an amendment to our 2006 Equity Incentive Plan to increase the number of shares of our common stock available for issuance under such plan by 4,000,000 shares, (iii) approved an amendment to our 1999 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance under such plan by 2,300,000 shares, (iv) approved, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement, and (v) ratified the selection by the Audit Committee of our Board of Directors (the “Audit Committee”) of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2013.

We had 115,151,229 shares of common stock outstanding and entitled to vote as of the close of business on April 15, 2013, the record date for the Annual Meeting. At the Annual Meeting, 96,659,976 shares of common stock were present in person or represented by proxy for the five proposals indicated above. The following sets forth detailed information regarding the results of the voting at the Annual Meeting:

Proposal 1: The election of Ernst-Günter Afting, Kenneth F. Buechler, John A. Fazio, Harry F. Hixson, Jr., Myla Lai-Goldman, Richard A. Lerner, Ronald M. Lindsay, David Pendarvis and Charles P. Slacik as directors to hold office until our annual meeting of stockholders in 2014.

Director	Votes For	Votes Withheld	Broker Non Votes
Ernst-Günter Afting	38,841,058	2,925,261	54,893,657
Kenneth F. Buechler	38,549,069	3,217,250	54,893,657
John A. Fazio	38,876,008	2,890,311	54,893,657
Harry F. Hixson, Jr.	38,756,264	3,010,055	54,893,657
Myla Lai-Goldman	39,395,466	2,370,853	54,893,657
Richard A. Lerner	38,580,313	3,186,006	54,893,657
Ronald M. Lindsay	38,842,630	2,923,689	54,893,657
David Pendarvis	38,508,601	3,257,718	54,893,657
Charles P. Slacik	38,840,635	2,925,684	54,893,657

Proposal 2: To approve an amendment to our 2006 Equity Incentive Plan to increase the number of shares of our common stock available for issuance under such plan by 4,000,000 shares.

Votes in Favor	32,887,686
Votes Against	7,524,688
Abstentions	1,353,945
Broker Non-Votes	54,893,657

2.

Proposal 3: To approve an amendment to our 1999 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance under such plan by 2,300,000 shares.

Votes in Favor	37,246,850
Votes Against	4,390,760
Abstentions	128,709
Broker Non-Votes	54,893,657

Proposal 4: To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement.

Votes in Favor	31,901,400
Votes Against	8,322,048
Abstentions	1,542,871
Broker Non-Votes	54,893,657

Proposal 5: To ratify the selection by the Audit Committee of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2013.

Votes in Favor	94,262,859
Votes Against	1,948,086
Abstentions	449,031
Broker Non-Votes	0

3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: June 13, 2013	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President and General Counsel

4.